                                                                    EXHIBIT 10.4

STANDARD COMMERCIAL LEASED                          -----------------------
(EXISTING BUILDING)                                 3400 W. Lake Avenue
IL 1/80                                             -----------------------
                                                    Drafted January 4, 1984
                                                    -----------------------


                                LEASE AGREEMENT

  THIS LEASE AGREEMENT, made and entered into by and between LASALLE NATIONAL
                                                             ----------------
BANK, Not Personally but as Trustee Under Trust Agreement dated March 2, 1977
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and known as Trust No. 52157
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hereinafter referred to as "Landlord" and
                                         ------------------------------------
                        MODERN WHOLESALE DRUG MIDWEST, INC. hereinafter
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referred to as "Tenant":

                              W I T N E S S E T H:

     1. Premises and Term. In consideration of the obligation of Tenant to pay rent as herein provided, and in consideration of the other terms, provisions and covenants hereof, Landlord hereby demises and leases to Tenant and Tenant hereby accepts and leases from Landlord, all that portion (hereinafter referred to as the "premises") of certain real property, buildings and improvements situated
within the  County of            Cook                 , State of  Illinois ,
                     --------------------------------           ------------
legally described in Exhibit "A", said premises being as outlined on the site plan contained in Exhibit "B", and including any parking areas and truck loading areas specifically marked in red on said Exhibit B for the exclusive use of Tenant, said Exhibits being attached hereto and incorporated herein by reference, and all rights, privileges, easements, appurtenances and immunities belonging to or in any way pertaining to the premises.

  TO HAVE AND TO HOLD the same for a term commencing on        March 1, 1984
                                                        --------------------

and ending       February 28, 1989      sixty (60)          months thereafter,
           -------------------------------------------------
unless terminated pursuant to any provision hereof. Tenant acknowledges that it has inspected the premises, knows the condition thereof, and accepts such premises, and specifically the buildings and improvements comprising the same, in their present condition, as suitable for the purposes for which the premises are leased. Taking of possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements are in good and satisfactory condition as of when possession was taken. Tenant further acknowledges that no representations as to the repair of the premises, nor promises to alter, remodel of improve the premises have been made by Landlord, unless such are expressly set forth in this lease. If this lease is executed before the premises become vacant or otherwise available and ready for occupancy, or if any present tenant or occupant of the premises holds over and Landlord cannot, using good faith efforts, acquire possession of the premises prior to the date above recited as the commencement date of this lease, Landlord shall not be deemed to be in default hereunder, nor in any way liable to Tenant because of such failure. and Tenant agrees to accept possession of the premises at such time as Landlord is able to tender the same, which date shall thenceforth be deemed the "commencement date"; and the term of this tease shall automatically be extended so as to include the full number of months hereinbefore provided for, except that if the commencement date is other than the first day of a calendar month. such

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term shall also be extended for the remainder of the calendar month in which possession is tendered. Landlord hereby waives payment of rent covering any period prior to such tendering of possession. After the commencement date, Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the premises.

2.  Base Rent and Security Deposit.

     A. Tenant agrees to pay to Landlord for the premises in lawful money of the
United States rent for the entire term hereof at the rate of   See Paragraph 27
                                                               ----------------
                                                             Dollars ($
------------------------------------------------------------          ---------
         ) per month, in advance, except that the monthly installment which
---------
otherwise shall be due on the commencement date recited above, shall be due and payable on the date hereof. Thereafter, one such monthly installment shall be due and payable without demand on or before the first day of each calendar month succeeding the commencement date recited above during the demised term; further provided, that the rental payment for any fractional calendar month at the commencement or end of the lease term shall be prorated.

     B. In addition, Tenant agrees to deposit with Landlord on the date hereof the sum of Twenty Five Thousand Three Hundred Eighty-Two and 81/100---Dollars
           -----------------------------------------------------------
($25,382.81), which sum shall be held by Landlord, without obligation for
  ---------
interest, as security for the full, timely and faithful performance of Tenant's covenants and obligations under this lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rent or other payments due Landlord hereunder, and any other damage, injury, expense or liability caused by any event of Tenant's default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. Although the security deposit shall be deemed the property of Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of this lease when Landlord shall have determined that all Tenant's obligations under this lease have been fulfilled. Subject to the other terms and conditions contained in this lease, if the premises are conveyed by Landlord. said deposit may be turned over to Landlord's. or its successor's, grantee. and if so, Tenant hereby releases Landlord, or its successor, as the case may be, from any and all liability with respect to said deposit and its application or return.

     3. Use. The demised premises shall be continuously used by Tenant, but only for the purpose of receiving, storing. shipping and selling (other than at retail) products, materials and merchandise made and/or distributed by Tenant and for such other lawful purposes as may be incidental thereto. Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for any such use. The parking of automobiles, trucks or other vehicles in the areas not specifically designated on Exhibit B (unless such other areas are designated by Landlord to be common parking areas) and the outside storage of any property (including, without limitation, over-night parking of trucks and other vehicles) are prohibited without Landlord's prior written consent. Tenant shall comply with all governmental laws. ordinances and regulations applicable to the use of the premises and its occupancy thereof, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of any violations or nuisances in of upon, or connected with, the premises, all at

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Tenant's sole expense. If, as a result of any change in the governmental laws, ordinances and regulations, the premises must be altered to lawfully accommodate Tenant's use and occupancy thereof, such alterations shall be made only with the consent of Landlord, but the entire cost thereof shall be borne by Tenant; provided, that, the necessity of Landlord's consent shall in no way create any liability against Landlord for failure of Tenant to comply. or alter the premises to comply, with such laws. ordinances and regulations. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the building in which the premises are situated or unreasonably interfere with such tenants' use of their respective premises or permit any use which would adversely affect the reputation of the building in which the premises are situated. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly flammable. Tenant will not permit the premises to be used for any purpose (including, without limitation, the storage of merchandise) in any manner which would render the insurance thereon void or increase the insurance rite thereof, and Tenant shall immediately cease and desist from such use, paying all cost and expense resulting from such improper use.

     4. Taxes.
     A. Landlord agrees to pay all general and special taxes, assessments and governmental charges of any kind and nature whatsoever (hereinafter collectively referred to as "taxes") lawfully levied against the real property described in Exhibit A, the building situated thereon and the grounds, parking areas, driveways and alleys around the building. If for any real estate tax year applicable to the term hereof (or any renewal or extension of such term) Tenant's proportionate share of such taxes levied for such tax year shall exceed
the sum of    Sixty Nine Thousand Seven Hundred Thirty-One and 81/100 Dollars
             ---------------------------------------------------------
($   69,731.81   ) - ("Landlord's share"), Tenant shall pay to Landlord as
  -------------
additional rent upon demand at the time the bill for each installment for such tax year issues, the amount of such excess applicable to each installment less any monthly payments paid by Tenant as provided below for such tax year. Upon the issuance of the actual bills (as distinguished from any estimated bill) for taxes to be paid in the calendar year in which the commencement date falls and upon tile issuance of such actual bills in each succeeding calendar year during the term hereof. Tenant shall, upon Landlord's request, commencing with the first day of the month next succeeding the date of which the taxes covered by such term are due without penalty and on the first day of each of the next eleven months, pay as additional rent, and not as a deposit, one-twelfth (1/12th) of the amount by which the taxes paid in such calendar year exceeded Landlord's share. In addition, Tenant shall pay upon demand its proportionate share of any fees, expenses and costs incurred by Landlord in protesting any assessments, levies or the tax rate.

     B. If at any time during the term of this lease, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements thereon, thereto shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents for the present or any future building or buildings on the premises, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "taxes" for the purposes hereof.

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     C. Any payment to be made pursuant to this Paragraph 4 with respect to the real estate tax year in which this lease commences or terminates shall be prorated.

     5. Landlord's Repairs. Landlord shall at its expense maintain in good repair, reasonable wear and tear excepted, only the foundation and the structural soundness of the exterior walls of the building. Tenant shall immediately give Landlord written notice of any defect or need for repairs in the foundation and exterior walls, after which Landlord shall have reasonable opportunity to repair same of cure such defect. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of this lease shall be limited to the cost of such repairs or maintenance or the curing of such defect. The term "walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entries.

     6.  Tenant's Repairs.
     A. Tenant shall at its own cost and expense keep and maintain all parts of the premises and the real estate on which the building is located, including any areas shared in common with other tenants of the building, for which Landlord is not expressly responsible under the terms of this lease, in good condition, promptly making all necessary repairs and replacements, whether ordinary or extraordinary, or structural or nonstructural, with materials and workmanship of the same character, kind and quality as the original, including but not limited to, windows, glass and plate glass, doors, skylights, any special office entries, interior walls and finish work, floors and floor coverings, downspouts, gutters, heating and air conditioning systems, electrical systems and fixtures, sprinkler systems, dock boards, truck doors, dock bumpers, paving, plumbing work and fixtures, termite and pest extermination, regular removal of trash and debris, regular mowing of any grass, trimming, weed removal and general landscape maintenance, including the rail spur areas. Tenant as part of its obligations hereunder shall (i) keep the parking areas, driveways, alleys and the whole of the premises in a clean and sanitary condition, (ii) if the premises are served by a railroad switch or spur track, maintain (or reimburse the railroad company for maintaining) any railway switch or spur track and related facilities serving the real estate of which the premises are a part (Tenant hereby agreeing to sign a joint maintenance agreement with the railroad company servicing the premises, if requested by the Landlord or railroad company), and (iii) without injury to the roof, other horizontal surfaces of the building, downspouts, parking areas, driveways and sidewalks, remove all snow and ice from same. Tenant will, as far as possible, keep all such parts of the premises and the real estate on which the building is located from deterioration due to ordinary wear and from falling temporarily out of repair, and upon termination of this lease in any way Tenant will yield up the premises to Landlord in good condition and repair, loss by fire or other casualty covered by insurance to be maintained by Landlord pursuant to paragraph 12A hereof excepted (but not excepting any damage to glass).

     B. Tenant shall not damage any demising wall or disturb the integrity and support provided by any demising wall and shall, at its sole cost and expense, promptly repair any damage or injury to any demising wall caused by Tenant or its employees, agents or invitees.

     C. Tenant and its employees, customers and licensees shall have the nonexclusive right to use, in common with the other parties occupying said building, common parking areas, if any, (exclusive of any parking or work load areas designated or to be designated by Landlord for the

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exclusive use of Tenant or other tenants occupying or to be occupying other portions of the building), driveways and alleys adjacent to said building, subject to such reasonable rules and regulations as Landlord may from time to time prescribe. Further, Landlord reserves the right to perform the paving and landscape maintenance for the grounds around the building, including, but not limited to, the mowing of the grass, care of shrubs, general landscaping and maintenance of common parking areas, if any, driveways and alleys, exterior painting, common sewage line plumbing, and repair and maintenance of any other items, the obligations for which are shared by other tenants in the building and other improvements of which the premises are a part, all of which are otherwise Tenant's obligations under subparagraph A above, and Tenant shall, in lieu of the obligations set forth under subparagraph A above with respect to such items, be liable for its proportionate share (as defined in subparagraph 24J) of the cost and expense thereof unless Landlord in its sole discretion determines that such cost and expense is properly allocable in another proportion or solely to either Tenant or the other tenants occupying said building. Tenant shall pay to Landlord its share, determined as aforesaid, of such costs and expenses, upon demand, as additional rent, in the event Landlord elects to perform or cause to be performed such work.

     D. Landlord shall have the right to coordinate any repairs and other maintenance of any rail tracks serving or to serve the building, and if Tenant uses such rail tracks, Tenant shall reimburse Landlord or the railroad company from time to time upon demand, as additional rent, for a share of the costs of such repairs and maintenance and any other sums specified in any agreement to which Landlord or Tenant is a party respecting such tracks, such costs to be borne proportionately by all tenants in the building of which the premises are a part using such rail tracks, based upon the actual number of rail cars shipped and received by each tenant during each calendar year in which the lease term falls.

     E. Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor approved by Landlord, for servicing all heating and air conditioning systems and equipment within the premises. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective within thirty (30) days of the date Tenant takes possession of the premises.

     F. Tenant shall, at its own cost and expense, repair any damage to the premises resulting from and/or caused in whole or in part by the negligence or misconduct of Tenant, its agents, servants, employees, patrons, customers, or any other person entering upon the premises as a result of Tenant's business activities or caused by Tenant's default hereunder.

     7. Alterations. Tenant shall not make any alterations, additions or improvements to the premises (including, without limitation, the roof and wall penetrations) without the prior written consent of Landlord, which consent may in Landlord's sole discretion be withheld. Tenant may, without the consent of Landlord, but at its own cost and expense and in a good workmanlike manner, erect such shelves, bins, machinery and other trade fixtures as it may deem advisable, without altering the basic character of the building or improvements and without overloading or damaging such building or improvements, and in each case after complying with all applicable governmental laws, ordinances, regulations and other requirements. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during

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the term of this lease and Tenant shall, unless Landlord otherwise elects as hereinafter provided, remove all alterations, additions, improvements and partitions erected by Tenant and restore the premises to their original condition by the date of termination of this lease or upon earlier vacating of the premises; provided, however, that if at such time Landlord so elects such alterations, additions, improvements and partitions shall become the property of Landlord as of the date of termination of this lease or upon earlier vacating of the premises, and title shall pass to Landlord under this lease as by a bill of sale. All shelves, bins, machinery and trade fixtures installed by Tenant may be removed by Tenant prior to the termination of this lease if Tenant so elects, and shall be removed by the date of termination of this lease or upon earlier vacating of the premises it required by Landlord; upon any such removal Tenant shall restore the premises to their original condition. All such removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the primary structure or structural qualities of the buildings and other improvements within which the premises are situated. If Landlord shall, in its sole discretion, consent to any alterations, additions or improvements proposed by Tenant, Tenant shall construct the same in accordance with all governmental laws, ordinances, rules and regulations and shall, prior to construction, provide such assurances to Landlord, (including but not limited to, waivers of lien, surety company performance bonds and personal guaranties of individuals of substance) as Landlord shall require to protect Landlord against any loss from any mechanics', laborers' or materialmen's liens, or other liens.

     8. Signs. Tenant shall not install any signs upon the exterior of said buildings, except that Landlord will provide, at Tenant's request and cost, Landlord's standard identification sign, which sign shall be removed by Tenant upon termination of this lease.

     9. Inspections. Landlord and Landlord's agents and representatives shall have the right to enter and inspect the premises at any reasonable time during business hours, for the following purposes: (i) to ascertain the condition of the premises; (ii) to determine whether Tenant is diligently fulfilling Tenant's responsibilities under this lease; (iii) to make such repairs as may be required or permitted to be made by Landlord under the terms of this lease; or (iv) to do any other act or thing which Landlord deems reasonable to preserve the premises and the building and improvements of which the premises are a part. During the period that is six (6) months prior to the end of the term hereof and at any time Tenant is in default hereunder and such default has remained uncured for at least thirty (30) days, Landlord and Landlord's agents and representatives shall have the right to enter the premises at any reasonable time during business hours for the purpose of showing the premises and shall have the right to erect on the premises suitable signs indicating that the premises are available for lease. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the premises and shall arrange to meet with Landlord for a joint inspection of the premises prior to vacating. In the event of Tenant's failure to give such notice or arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

     10. Utilities. Landlord agrees to provide, at its cost, water, electricity and telephone service connections into the premises; but Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler system charges and other utilities and services used on or from the premises, including without limitation, Tenant's proportionate share as determined by Landlord of any central station signaling system installed in the premises or the building of which the

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premises are a part, together with any taxes, penalties, and surcharges or the like pertaining thereto and any maintenance charges for utilities. Tenant shall furnish all electric light bulbs, tubes and ballasts. If any such services are not separately metered to Tenant, Tenant shall pay such proportion of all charges jointly metered with other premises as determined by Landlord, in its sole discretion, to be reasonable. Any such charges paid by Landlord and assessed against Tenant shall be immediately payable to Landlord on demand and shall be additional rent hereunder. Landlord shall in no event be liable for any interruption or failure of utility services on or to the premises.

     11. Assignment and Subletting.

     A. Tenant shall not have the right to assign or pledge this lease or to sublet the whole or any part of the premises, whether voluntarily or by operation of law, or permit the use or occupancy of the premises by anyone other than Tenant, without the prior written consent of Landlord, and such restrictions shall be binding upon any assignee or subtenant to which Landlord has consented. In the event Tenant desires to sublet the premises, or any portion thereof, or assign this lease, Tenant shall give written notice thereof to Landlord within a reasonable time prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, the relevant terms of any sublease and copies of financial reports and other relevant financial information of the proposed subtenant or assignee. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under the terms, provisions and covenants of this lease. Upon the occurrence of an "event of default" (as hereinafter defined), if the premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided, or provided by law, may, at its option collect directly from such assignee or subtenant all rents due and becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder.

     B. In addition to, but not in limitation of, Landlord's right to approve of any subtenant or assignee, Landlord shall have the option, in its sole discretion, in the event of any proposed subletting or assignment, to terminate this lease, or in the case of a proposed subletting of less than the entire premises, to recapture the portion of the premises to be sublet, as of the date the subletting or assignment is to be effective. The option shall be exercised, if at all, by Landlord giving Tenant written notice thereof within sixty (60) days following Landlord's receipt of Tenant's written notice as required above. If this lease shall be terminated with respect to the entire demised premises pursuant to this paragraph, the term of this lease shall end on the date stated in Tenant's notice as the effective date of the sublease or assignment as if that date had been originally fixed in this lease for the expiration of the term hereof; provided, however, that effective on such date Tenant shall pay Landlord all amounts, as estimated by Landlord, payable by Tenant to such date, with respect to taxes, insurance, repairs, maintenance, restoration and other obligations, costs or charges which are the responsibility of Tenant hereunder. Further, upon any such cancellation Landlord and Tenant shall have no further obligations or liabilities to each other under this lease, except with respect to obligations or liabilities which accrued hereunder as of such cancellation date (in the same manner as if such cancellation date were the date originally fixed in this lease for the expiration of the term hereof). If Landlord recaptures

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under this paragraph only a portion of the demised premises, the rent during the unexpired term hereof shall abate proportionately based on the rent per square foot contained in this lease as of the date immediately prior to such recapture. Tenant shall, at Tenant's own cost and expense, discharge in full any outstanding commission obligation on the part of Landlord with respect to this lease, and any commissions which may be due and owing as a result of any proposed assignment or subletting, whether or not the premises are recaptured pursuant hereto and rented by Landlord to the proposed tenant or any other tenant.

     C. Notwithstanding the provisions of the foregoing paragraphs, Tenant may, without Landlord's consent, assign this lease to any corporation succeeding to substantially all the business and assets of Tenant by merger, consolidation, purchase of assets or otherwise or to any corporation or entity which is a subsidiary or division of Tenant, provided that the following conditions are satisfied: (i) the total assets and net worth of such assignee shall be equal to or more than that of Tenant immediately prior to such transaction; (ii) Tenant is not then in default hereunder; and (iii) such successor shall execute and deliver to Landlord an instrument in writing fully assuming all the obligations and liabilities imposed upon Tenant hereunder. Upon satisfaction of the foregoing, Landlord agrees to discharge Tenant from any further liability hereunder.

     D. If Tenant is a corporation, the shares of which at the time of execution of this lease, are held by fewer than fifty (50) persons, and if at any time during the term of this lease persons, firms or corporations who own at least one-third (1/3) of its shares at the time of the execution of this lease, or following Landlord's consent to a transfer of such shares, cease to own such shares (other than as a result of transfer by bequest or inheritance) and such transfer shall not first have been approved in writing by Landlord, such transfer shall, at the option of Landlord, be deemed a default by Tenant under this lease and Landlord shall have all the rights and remedies granted to it hereunder and by law in case of defaults. Tenant may transfer stock under the terms of this lease to members of the immediate family of shareholders of the parent corporation.

     12. Fire and Casualty Damage.

     A. Landlord agrees to maintain standard fire and extended coverage insurance covering the building of which the premises are a part in an amount not less than ninety percent (90%) (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clauses of the policy) of the "replacement cost" thereof as such term is defined in the Replacement Cost Endorsement to be attached thereto, insuring against the perils of fire and lightning and including extended coverage, or at Landlord's option all risk coverage, such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the state in which the premises are situated for use by insurance companies admitted in such state for the writing of such insurance on risks located within such state. Subject to the provisions of subparagraphs 12C, 12D and 12F below, such insurance shall be for the sole benefit of Landlord and under its sole control. If during the second full lease year after the commencement date of this lease, or during any subsequent year of the primary term or any renewal or extension, Landlord's cost of maintaining such insurance shall exceed Landlord's cost of maintaining such insurance for the first full lease year of the term hereof, Tenant agrees to pay to Landlord, as additional rental, Tenant's full proportionate share (as defined in subparagraph 24J) of such excess. Said payments shall be made to Landlord within ten (10) days after presentation to Tenant of Landlord's statement setting forth the amount

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

due, and the failure to pay such excess shall be treated in the same manner as a default in the payment of rent hereunder when due. Any payment to be made pursuant to this subparagraph 12A with respect to the year in which this lease commences or terminates shall bear the same ratio to the payment which would be required to be made for the full year as the part of such year covered by the term of this lease bears to a full year. Tenant shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained by Landlord hereunder unless Landlord is included as an additional insured thereon. Tenant shall immediately notify Landlord whenever any such separate insurance is taken out and shall promptly deliver to Landlord the policy or policies of such insurance.

     B. If the buildings situated upon the premises should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give immediate written notice thereof to Landlord.

     C. If the buildings situated upon the premises should be damaged by any peril covered by the insurance to be provided by Landlord under subparagraph 12A above, but only to such extent that rebuilding or repairs can in Landlord's estimation be completed within one hundred fifty (150) days after the date upon which Landlord is notified by Tenant of such damage, (except that Landlord may elect not to rebuild if such damage occurs during the last year of the term hereof), this lease shall not terminate, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such buildings to substantially the condition in which they existed prior to such damage, except Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the premises by Tenant. If the premises are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which the premises are untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances. In the event that Landlord should fail to complete such repairs and rebuilding within one hundred fifty (150) days after the date upon which Landlord is notified by Tenant of such damage, Tenant may at its option terminate this lease by delivering written notice of termination to Landlord as Tenant's exclusive remedy, whereupon all rights and obligations hereunder shall cease and terminate; provided, however, that if construction is delayed because of changes, deletions, or additions in construction requested by Tenant, strikes, lockouts, casualties, acts of God, war, material or labor shortages, Governmental regulation or control or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed.

     D. If the buildings situated upon the premises should be damaged or destroyed by fire, tornado or other casualty and Landlord is not required to rebuild pursuant to the provisions of subparagraph 12C hereof, this lease shall at the option of Landlord, upon notice to Tenant, given within thirty (30) days after Landlord is notified by Tenant of such damage, terminate and the rent shall be abated during the unexpired portion of this lease, effective upon the date of the occurrence of such damage.

     E. Tenant covenants and agrees to maintain insurance on all alterations, additions, partitions and improvements erected by or on behalf of Tenant in, on or about the premises in an amount not less than ninety percent (90%) (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clause of the policy) of the "replacement cost" thereof, as such term is defined in the Replacement Cost Endorsement to be attached thereto. Such insurance shall insure against the perils and be in form, including stipulated endorsements, as provided in subparagraph 12A hereof. Such insurance shall be for the sole benefit of Tenant and under its sole control provided that Tenant shall be obligated to immediately commence the rebuilding of the improvements erected by Tenant and to apply such proceeds in payment of the cost thereof.
All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Certified copies of policies of such insurance, together with receipt evidencing payment of the premiums therefor, shall be delivered to Landlord prior to the commencement date of this lease.
Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such policy may be cancelled or changed to reduce insurance provided thereby.

     F. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the premises or the building of which the premises are a part requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

     G. Each of Landlord and Tenant hereby releases the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, including any other tenants or occupants of the remainder of the building in which the premises are located; provided, however, that this release shall be applicable and in force and effect only to the extent that such release shall be lawful at that time and in any event only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Each of Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement. If extra cost shall be charged therefor, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so. If such other party fails to pay such extra cost, the release provisions of this paragraph shall be inoperative against such other party to the extent necessary to avoid invalidation of such releasor's insurance.

     H. In the event of any damage or destruction to the premises by any peril covered by the provisions of this Paragraph 12, Tenant shall, upon notice from Landlord, forthwith remove, at its sole cost and expense, such portion or all of Tenant's shelves, bins, machinery and other trade fixtures and all other property belonging to Tenant or his licensees from such portion or all of the premises as Landlord shall request and Tenant hereby indemnifies and holds harmless the property. Landlord (including without limitation the trustee and beneficiaries if Landlord is a trust). Landlord's agents and employees from any loss, liability, claims, suits, costs, expenses, including attorney's fees and damages, both real and alleged, arising out of any damage or injury as a result of the failure to properly secure the premises prior to such removal and/or as a result of such removal.

     13. Liability. Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the premises, resulting from and/or caused in part or whole by the negligence or misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the premises, or caused by the buildings and improvements located on the promises becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the premises, or due to any cause whatsoever, and Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless the property, the Landlord (including without limitation the trustee and beneficiaries if Landlord is a trust), Landlord's agents and employees from any loss, liability, claims, suits, costs, expenses, including attorney's fees and damages, both real and alleged, arising out of any such damage or injury; except injury to persons or damage to property the sole cause of which is the negligence of Landlord or the failure of Landlord to repair any part of the premises which Landlord is obligated to repair and maintain hereunder within a reasonable time after the receipt of written notice from Tenant of needed repairs. Tenant shall procure and maintain throughout the term of this lease a policy or policies of insurance, in form and substance satisfactory to Landlord, at Tenant's sole cost and expense, insuring both Landlord (and if Landlord is a trust, the trustee, beneficiaries and their agents) and Tenant against all claims, demands or actions arising out of or in connection with: (i) the premises; (ii) the condition of the premises; (iii) Tenant's operations in and maintenance and use of the premises; and (iv) Tenant's liability assumed under this lease; the limits of such policy or policies to be in the amount of not less than $2,000,000 per occurrence in respect of injury to persons (including death), and in the amount of not less than $250,000 per occurrence in respect of property damage or destruction, including loss of use thereof. All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Certified copies of such policies, together with receipt evidencing payment of premiums therefor, shall be delivered to Landlord prior to the commencement date of this lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of the renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such policy may be cancelled or changed to reduce the insurance coverage provided thereby.

     14.  Condemnation.

     A. If the whole or any substantial part of the premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the premises for the purpose for which they are then being used, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective when the physical taking of said premises shall occur.

     B. If part of the premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this lease is not terminated as provided in the subparagraph above, this lease shall not terminate but the rent payable hereunder during the unexpired portion of this lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances and Landlord shall undertake to restore the premises to a condition suitable for Tenant's use, as near to the condition thereof immediately prior to such taking as is reasonably feasible under all the circumstances.

     C. In the event of any such taking or private purchase in lieu thereof, Landlord and Tenant shall each be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interests in any condemnation proceedings; provided that Tenant shall not be entitled to receive any award for Tenant's loss of its leasehold interest, the right to such award being hereby assigned by Tenant to Landlord.

     15. Holding Over. Tenant will, at the termination of this lease by lapse of time or otherwise, yield up immediate possession to Landlord. If Tenant retains possession of the premises or any part thereof after such termination, then Landlord may, at its option, serve written notice upon Tenant that such holding over constitutes any one of (i) creation of a month to month tenancy, upon the terms and conditions set forth in this lease, or (ii) creation of a tenancy at sufferance, in any case upon the terms and conditions set forth in this lease; provided, however, that the monthly rental (or daily rental under (ii)) shall, in addition to all other sums which are to be paid by Tenant hereunder, whether or not as additional rent, be equal to double the rental being paid monthly to Landlord under this lease immediately prior to such termination (prorated in the case of (ii) on the basis of a 365 day year for each day Tenant remains in possession). If no such notice is served, then a tenancy at sufferance shall be deemed to be created at the rent in the preceding sentence. Tenant shall also pay to Landlord all damages sustained by Landlord resulting from retention of possession by Tenant, including the loss of any proposed subsequent tenant for any portion of the premises. The provisions of this paragraph shall not constitute a waiver by Landlord of any right of re-entry as herein set forth; nor shall receipt of any rent or any other act in apparent affirmance of the tenancy operate as a waiver of the right to terminate this lease for a breach of any of the terms, covenants, or obligations herein on Tenant's part to be performed.

     16. Quiet Enjoyment. Landlord covenants that it now has, or will acquire before Tenant takes possession of the premises, good title to the premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. In the event this lease is a sublease, then Tenant agrees to take the premises subject to the provisions of the prior leases. Landlord represents and warrants that it has full right and authority to enter into this lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this lease. Landlord agrees to make reasonable efforts to protect Tenant from interference or disturbance by other tenants or third persons; however, Landlord shall not be liable for any such interference or disturbance, nor shall Tenant be released from any of the obligations of this lease because of such interference or disturbance.

     17. Events of Default. The following events shall be deemed to be events of default by Tenant under this lease:
          (a) Tenant shall fail to pay when or before due any sum of money becoming due to be paid to Landlord hereunder, whether such sum be any installment of the rent herein reserved, any other amount treated as additional rent hereunder, or any other payment or reimbursement to Landlord required herein, whether or not treated as additional rent hereunder, and such failure shall continue for a period of five (5) days from the date such payment was due; or

          (b) Tenant shall fail to comply with any term, provision or covenant of this lease other than by failing to pay when of before due any sum of money becoming due to be paid to Landlord hereunder, and shall not cure such failure within twenty (20) days (forthwith, if the default involves a hazardous condition) after written notice thereof to Tenant; or

          (c) Tenant shall abandon or vacate any substantial portion of the premises; or

          (d) Tenant shall fail to immediately vacate the premises upon termination of this lease, by lapse of time or otherwise, or upon termination of Tenant's right to possession only; or

          (e) The leasehold interest of Tenant shall be levied upon under execution or be attached by process of law or Tenant shall fail to contest diligently the validity of any lien or claimed lien and give sufficient security to Landlord to insure payment thereof or shall fail to satisfy any judgment rendered thereon and have the same released, and such default shall continue for ten (10) days after written notice thereof to Tenant; or

          (f) Tenant shall become insolvent, admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency statute, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for or consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable law or statute of the United States or any state thereof; or

          (g) A court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant a bankrupt, or appointing a receiver of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within thirty (30) days from the date of entry thereof.

     18. Remedies. Upon the occurrence of any of such events of default described in Paragraph 17 hereof or elsewhere in this lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

          (a) Landlord may, at its election, terminate this lease or terminate Tenant's right to possession only, without terminating the lease;

          (b) Upon any termination of this lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of the lease, Tenant shall surrender possession and vacate the premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the premises in such event with or without process of law and to repossess Landlord of the premises as of Landlord's former estate and to expel or remove Tenant and any others who may be occupying or within the premises and to remove any and all property therefrom without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom, Tenant hereby waiving any right to claim damage for such re-entry and expulsion, and without relinquishing Landlord's right to rent or any other right given to Landlord hereunder or by operation of law ;

          (c) Upon any termination of this lease, whether by lapse of time or otherwise, Landlord shall be entitled to recover as damages, all rent, including any amounts treated as additional rent hereunder, and other sums due and payable by Tenant on the date of termination, plus the sum of (i) an amount equal to the then present value of the rent, including any amounts treated as additional rent hereunder, and other sums provided herein to be paid by Tenant for the residue of the stated term hereof, less the fair rental value of the premises for such residue (taking into account the time and expense necessary to obtain a replacement tenant or tenants, including expenses hereinafter described in subparagraph (d) relating to recovery of the premises, preparation for relettling and for reletting itself), and (ii) the cost of performing any other covenants which would have otherwise been performed by Tenant .

          (d) (i) Upon any termination of Tenant's right to possession only without termination of the lease, Landlord may, at Landlord's option, enter into the premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as provided in subparagraph (b) above, without such entry and possession terminating the lease or releasing Tenant, in whole or in part, from any obligation, including Tenant's obligation to pay the rent, including any amounts treated as additional rent, hereunder for the full term. In any such case Tenant shall pay forthwith to Landlord, if Landlord so elects, a sum equal to the entire amount of the rent, including any amounts treated as additional rent hereunder, for the residue of the stated term hereof plus any other sums provided herein to be paid by Tenant for the remainder of the lease term.

              (ii) Landlord may, but need not, relet the premises or any part thereof for such rent and upon such terms as Landlord in its sole discretion shall determine (including the right to relet the premises for a greater or lesser term than that remaining under this lease, the right to relet the premises as a part of a larger area, and the right to change the character or use made of the premises) and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. In any such case, Landlord may make repairs, alterations and additions in or to the premises, and redecorate the same to the extent Landlord deems necessary or desirable, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of retelling, including, without limitation, any broker's commission incurred by Landlord. If the consideration collected by Landlord upon any such reletting plus any sums previously collected front Tenant are not sufficient to pay the full amount of all rent, including any amounts treated as additional rent hereunder and other sums reserved in this lease for the remaining term hereof, together with the costs of repairs, alterations, additions, redecorating, and Lessor's expenses of reletting and the collection of the rent accruing therefrom (including attorney's tees and broker's commissions), Tenant shall pay to Landlord the amount of such deficiency upon demand and Tenant agrees that Landlord may file suit to recover any sums falling due under this section from time to time;

          (e) Landlord may, at Landlord's option, enter into and upon the premises, with or without process of law, it Landlord determines in its sole discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible hereunder and correct the same, without being deemed in my manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage resulting therefrom and Tenant agrees to reimburse Landlord, on demand, as additional rent, for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease;

          (f) Any and all property which may be removed from the premises by Landlord pursuant to the authority of the lease or of law, to which Tenant is or may be entitled, may be handled, removed and stored, as the case may be, by or at the direction of Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the premises shall conclusively be presumed to have been conveyed by Tenant to Landlord under this lease as a bill of sale without further payment or credit by Landlord to Tenant.

     In the event Tenant fails to pay any installment of rent, including any amount treated as additional rent hereunder, or other sums hereunder as and when such installment or other charge is due, Tenant shall pay to Landlord on demand a late charge in an amount equal to five percent (5%) of such installment or other charge overdue in any month and five percent (5%) each month thereafter until paid in full to help defray the additional cost to Landlord for processing such late payments, and such late charge shall be additional rent hereunder and the failure to pay such late charge within ten (10) days alter demand therefor shall be an additional event of default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

     Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law (all such remedies being cumulative), nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by Landlord or its agents during the term hereby granted shall be deemed a termination of this lease or an acceptance of the surrender of the premises, and no agreement to terminate this lease or accept a surrender of said premises shall be valid unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder alter the occurrence of an event of default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or a subsequent default. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any attorney's fees so incurred.

     Without limiting the foregoing, Tenant hereby: (i) appoints and designates C T Corporation System, 208 South LaSalle Street, Chicago, Illinois, or any other party Landlord may from time to time hereinafter designate, by notice to Tenant, as Tenant's true and lawful agent for service of process only, and agrees that such service of process upon such party shall constitute personal service of such process upon Tenant (provided, however, Landlord does not hereby waive the right to serve Tenant with process by any other lawful means); (ii) expressly waives any right to trial by jury; and (iii) expressly waives the service of any notice under any existing or future law of the State of Illinois applicable to landlords and tenants.

     Tenant hereby constitutes and irrevocably appoints any attorney of any court to be the true and lawful attorney of Tenant, and, in the name. place and stead of Tenant, to appear for and on behalf of Tenant in any court of record at any time in any suit or suits brought against Tenant for the enforcement of any right hereunder by Landlord, to waive the issuance and service of process and trial or jury, and, from time to time, to confess judgment or judgments in favor of Landlord and against Tenant for any rent, including any amounts treated as additional rent hereunder, other charges, and interest thereon due hereunder by Tenant to Landlord and not paid and for costs of suit and for a reasonable attorney's fee in favor of Landlord to be fixed by the court, and to release all errors that may occur or intervene in such proceedings, including the issuance of execution upon any such judgment, and to stipulate that no appeal shall be prosecuted from such judgment or judgments, or that no proceedings in chancery or otherwise shall be filed or prosecuted to interfere in any way with the operation of such judgment or judgments or of any execution issued thereon or with any supplemental proceedings taken by Landlord to collect the amount of any such judgment or judgments, and to consent that execution on any judgment or decree in favor of Landlord and against Tenant may issue to forthwith.


     19. [Intentionally Omitted]

Mortgages. Tenant accepts this lease subject and subordinate to any mortgage(s) and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the premises or the improvements situated thereon, provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this lease shall be deemed superior to such lien, whether this lease was executed before or after said mortgage or deed of trust. Tenant shall at any time hereafter on demand execute any instruments, releases or other documents which may be required by any mortgagee for the purpose of subjecting and subordinating this lease to the lien of any such mortgage or for the purpose of evidencing the superiority of this lease to the lien of any such mortgage, as may be the case.

     21. Landlord's Liability. In no event shall Landlord's liability for any breach of this lease exceed the amount of rental then remaining unpaid for the then current term (exclusive of any renewal periods which have not then actually commenced). This provision is not intended to be a measure or agreed amount of Landlord's liability with respect to any particular breach, and shall not be utilized by any court or otherwise for the purpose of determining any liability of Landlord hereunder, except only as a maximum amount not to be exceeded in any event.

     22. Mechanic's and Other Liens. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the premises on which any lien is or can be validly and legally asserted against its leasehold interest in the premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the premises or under the terms of this lease. Tenant will not permit any mechanic's lien or liens or any other liens which may be imposed by law affecting Landlord's or its mortgagees' interest in the premises or any building or other improvement of which the premises are a part to be placed upon the premises or any building or improvement thereon during the term hereof, and in case of the filing of any such lien Tenant will promptly pay same. If any such lien shall remain in force and effect thirty (30) days after written notice thereof from Landlord to Tenant, Landlord shall have the right and privilege at Landlord's option of paying and discharging the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Tenant to Landlord and shall be repaid to Landlord immediately on rendition of a bill therefor. Notwithstanding the foregoing, Tenant shall have the right to contest any such lien in good faith and with all due diligence so long as any such contest, or action taken in connection therewith, protects the interest of Landlord and Landlord's mortgagee in the premises and Landlord and any such mortgagee are, by the expiration of said thirty (30) day period, furnished such protection, and indemnification against any loss, cost or expense related to any such lien and the contest thereof as are satisfactory to Landlord and any such mortgagee.

     23. Notices. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

          (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Glen Grove Joint Venture or to such
                                            ------------------------
     other entity at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

          (b) All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

          (c) Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered, whether actually received or not, when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

          LANDLORD:                                     TENANT:
LaSalle National Bank Trust #52157         MODERN WHOLESALE DRUG MIDWEST, INC.
c/o Trammell Crow Company                  3400 W. Lake Avenue
500 Park Boulevard                         Glenview, Illinois 60025
Itasca, Illinois 60143                     c/o Raymond S. Pagels


If and when included within the term "Landlord", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord; if and when included within the term "Tenant", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

     24. Miscellaneous.
     A. Words of any gender used in this lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

     B. The terms, provisions and covenants and conditions contained in this lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided Landlord shall have the right to assign any of its rights and obligations under this lease and Landlord's grantee or Landlord's successor, as the case may be, shall upon such assignment, become Landlord hereunder, thereby freeing and relieving the grantor or assignor, as the case may be, of all covenants and obligations of Landlord hereunder. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this lease. Nothing herein contained shall give any other tenant in the building of which the premises are a part any enforceable rights either against Landlord or Tenant as a result of the covenants and obligations of either party set forth herein.

     C. The captions inserted in this lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this lease, or any provision hereof, or in any way affect the interpretation of this lease.

     D. Tenant shall at any time and from time to time within ten (10) days after written request from Landlord execute and deliver to the Landlord or any prospective Landlord or mortgagee or prospective mortgagee a sworn and acknowledged estoppel certificate, in form reasonably satisfactory to Landlord and/or Landlord's mortgagee or prospective mortgagee certifying and stating as follows: (i) this lease has not been modified or amended (or if modified or amended, setting forth such modifications or amendments); (ii) this lease as so modified or amended is in full force and effect (or if not in full force and effect, the reasons therefor); (iii) the Tenant has no offsets or defenses to its performance of the terms and provisions of this lease, including the payment of rent, of it there are any such defenses or offsets, specifying the same; (iv) Tenant is in possession of the premises, if such be the case; (v) if an assignment of rents or leases has been served upon Tenant by a mortgagee or prospective mortgagee, Tenant has received such assignment and agrees to be bound by the provisions thereof; and (vi) any other accurate statements reasonably required by Landlord or its mortgagee or prospective mortgagee. It is intended that any such statement delivered pursuant to this subsection may be relied upon by any prospective purchaser or mortgagee and their respective successors and assigns and Tenant shall be liable for all loss, cost or expense resulting from the failure of any sale or funding of any loan caused by any misstatement contained in such estoppel certificate. Tenant hereby irrevocably appoints Landlord or if Landlord is a trust, Landlord's beneficiary, as attorney-in-fact for the Tenant with full power and authority to execute and deliver in the name of Tenant such estoppel certificate if Tenant fails to deliver the same within such ten (10) day period and such certificate as signed by Landlord or Landlord's beneficiary, as the case may be, shall be fully binding on Tenant, if Tenant fails to deliver a contrary certificate within five
(5) days after receipt by Tenant of a copy of the certificate executed by Landlord or Landlord's beneficiary, as the case may be, on behalf of Tenant. In addition to any other remedy Landlord may have hereunder, Landlord may, at its option, if Tenant does not deliver to Landlord an estoppel certificate as set forth above within fifteen (15) days after Tenant is requested so to do, cancel this lease effective the last day of the then current month, without incurring any liability on account thereof, and the term hereby granted is expressly limited accordingly.

     E. This lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

     F. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this lease shall survive the expiration or earlier termination of the term hereof, including without limitation, all payment obligations with respect to taxes and insurance and all obligations concerning the condition of the premises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant vacating the premises, Landlord and Tenant shall jointly inspect the premises and Tenant shall pay to Landlord any amount estimated by Landlord as necessary to put the premises, including without limitation heating and air conditioning systems and equipment therein, in good condition and repair. Any work required to be done by Tenant prior to its vacation of the premises which has not been completed upon such vacation, shall be completed by Landlord and billed to Tenant. Tenant shall also, prior to vacating the premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for unpaid real estate taxes for the years during the term of this lease for which such taxes are a lien against the premises, and insurance premiums for the year in which the lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied, as the case may be. Any security deposit held by Landlord shall be credited against the amount payable by Tenant under this subparagraph 24F.

     G. If any clause, phrase, provision or portion of this lease or the application thereof to any person or circumstance shall be invalid or unenforceable under applicable law, such event shall not affect, impair or render invalid or unenforceable the remainder of this lease nor any other clause, phrase, provision or portion hereof, nor shall it affect the application of any clause, phrase, provision or portion hereof to other persons or circumstances, and if is also the intention of the parties to this lease that in lieu of each such clause, phrase, provision or portion of this lease that is invalid or unenforceable, there be added as a part of this lease contract a clause, phrase, provision or portion as similar in terms to such invalid or unenforceable clause, phrase, provision or portion as may be possible and be valid and enforceable.

     H. Submission of this lease shall not be deemed to be a reservation of the premises. Landlord shall not be bound hereby until its delivery to Tenant of an executed copy hereof signed by Landlord, already having been signed by Tenant, and until such delivery Landlord reserves the right to exhibit and lease the premises to other prospective tenants. Notwithstanding anything contained herein to the contrary Landlord may withhold delivery of possession of the premises from Tenant until such time as Tenant has paid to Landlord the security deposit required by subparagraph 2B hereof and the first month's rent as set forth in subparagraph 2A hereof.

     I. All references in this lease to "the date hereof" or similar references shall be deemed to refer to the last date in point of time, on which all parties hereto have executed this lease.

     J. Tenant's "proportionate share" as used in this lease shall mean a fraction, the numerator of which is the rentable area (other than any designated parking or loading areas) contained in the premises and the denominator of which is the rentable area contained in the building, in each case, as determined by Landlord. For purposes hereof the numerator is 81,225 and the denominator is
                                               -------
121,225 and Tenant's proportionate share is sixty seven and 00/100 percent ( %)
-------                                     ----------------------
(67.0%).

     25. Land Trustee's Exculpation. If the Landlord executing this lease is a trust, the following paragraph is hereby made a part hereof:

     This lease is executed by LaSalle National Bank not personally but as
                               ---------------------
Trustee as aforesaid, in the exercise of the power and authority conferred upon and vested in it as such Trustee, and under the express direction of the beneficiaries of a certain Trust Agreement dated March 2, 1977 and known as
                                                 -------------
Trust No. 52157, at                           to all provisions of which Trust
          -----    ---------------------------
Agreement this lease is expressly made subject. It is expressly understood and agreed that nothing in the Trust Agreement or in this lease contained shall be construed as creating any liability whatsoever against said Trustee personally. and in particular without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained, or to keep, preserve or sequester any property of said Trust, or to manage or control such property or to be responsible for the upkeep, inspection, maintenance or repair of such property or for the collection of rents or rental of property or for the conduct of any business which is carried on upon such premises, and that all personal liability of said Trustee of every sort, if any, is hereby expressly waived by Tenant, and by every person now or hereafter claiming any right or security hereunder; and that so far as said Trustee is concerned the owner of any indebtedness or liability accruing hereunder shall look solely to the premises hereby leased for the payment thereof.

     26. Special Provisions. See Paragraph 27 through 34.

     EXECUTED the                  day of                           , 19
                 ------------------      ---------------------------    --

ATTEST/WITNESS                            LANDLORD

----------------------------------        LASALLE NATIONAL BANK, Not Personally
                                          But as Trustee as Aforesaid
----------------------------------
Title
                                          By:
                                             --------------------------------
ATTEST/WITNESS                            Title
                                               ------------------------------

----------------------------------        TENANT

Title                                     MODERN WHOLESALE DRUG MIDWEST, INC.
     -----------------------------        -----------------------------------

                                          By:   /s/ Michael Ashkin
                                             --------------------------------
                                          Title
                                               ------------------------------

     27. Monthly rental payments for the first nine months of this Lease shall be Fifteen Thousand Three Hundred Forty Five and 31/100 Dollars ($15,345.31). Monthly rental payments for the next twenty-seven (27) months of this Lease shall be Twenty Five Thousand Three Hundred Eighty-Two and 81/100 Dollars ($25,382.81). Monthly rental payments for the final twenty-four (24) months of this Lease shall be Twenty Nine Thousand One Hundred Seventy Three and 31/100 Dollars ($29,173.31).

     28. Provided this Lease is in full force and effect and the Tenant shall not be in default hereunder, Tenant may renew and extend this Lease for three
(3) years from the fifth (5th) anniversary date of the commencement date of the original term of this Lease by notice in writing delivered to Landlord not less than one hundred eighty (180) days prior to the expiration date of the then current term of the Lease. All of the covenants, conditions and provisions of this Lease shall thereupon be applicable during said additional three (3) year term except that the amount of rental to be paid by the Tenant to Landlord shall be Thirty Two Thousand Eighty-Three and 88/100 Dollars ($32,083.88) per month.

     29. In the event that during the Lease term Tenant shall require a larger warehouse space which shall be at least one hundred fifty percent (150%) larger than the current leased space and Landlord is successful in negotiating a new lease for this larger warehouse space with Tenant, Landlord would cancel this lease and allow Tenant a period in which to move into the new warehouse space. During the move-in period, Tenant would not be obligated to pay rent on the old space, but would only pay rent on the new area which is leased. Such a period shall not exceed one month and such period shall be negotiated at the time a new lease is prepared.

     30. [intentionally omitted]

     31. Both Landlord and Tenant warrant that Arthur Rubloff and Co. has acted as the procuring real estate broker and that no other broker is entitled to a real estate commission as a result of this lease agreement entered into by Landlord and Tenant.

     32. Landlord hereby agrees to provide Tenant with the right of first offer of 40,000 square feet of space immediately adjacent to Tenant's existing facility. Landlord shall make Tenant aware of the availability of said space. The obligation of response, after notification by Landlord to Tenant, shall then rest with the Tenant, Landlord having fulfilled its obligation under this paragraph.

     33. In each case where the Lease provides that the consent or approval of Landlord is required, Landlord agrees that it shall not unreasonable withhold or delay such consent or approval.

     34. Notwithstanding the provisions of Paragraph 18 and provided this Lease is otherwise in full force and effect, Tenant shall have a ten (10) day period of grace after written notice given by Landlord before being in default for failure to pay rent, but such period of grace can not be utilized by Tenant more than twice in any successive twelve (12) month period.

                               LEGAL DESCRIPTION

That part of PARCEL 1

A tract of land consisting of a part of each of lots 1 and 2 in the subdivision of the east half of the northwest quarter and the northeast quarter of the southwest quarter, of section 28, township 42 north, range 12 east of the third principal meridian. (except railroad); said tract of land being bounded and described as follows:

Beginning at the point of intersection of the southeasterly line of the right of way, 100 feet wide, of the Chicago & Northwestern railway, with the south line of said lot 2, (said south lot line also being the south line of the northwest quarter of said section 28), and running thence east along the south line of said lot 2, a distance of 592.85 feet; Thence north along a line which is parallel with the east line of said lot 1, a distance of 269.49 feet; Thence northeastwardly along the arc of a circle, convex to the northwest and having a radius of 169.40 feet, a distance of 103.70 feet to a point which is 300 feet, measured perpendicularly, southeasterly from said southeasterly line of the right of way of the Chicago and Northwestern railway; Thence northeastwardly along a line which is 300 feet, measured perpendicularly, southeasterly from and parallel with said southeasterly right of way line, a distance of 448.47 feet; Thence northwesterly along a line perpendicular to said-parallel line said distance of 300 feet to its intersection with said southeasterly right of way line, and Thence southwestwardly along said southeasterly right of way line, a distance of 1106.43 feet to the point of beginning, all in Cook County, Illinois, and as outlined in red on Exhibit "B".

Containing 337,299 square feet of land, more or less.



                                                                     EXHIBIT "A"

                                                                    3400 W. Lake
                                                       Drafted: February 28 1994


                           LEASE AMENDMENT AGREEMENT

This Lease Amendment Agreement dated 7 March 1994 executed by and between MERIDIAN POINT REALTY TRUST VI CO., a Missouri corporation d/b/a: Meridian Point Realty VI Co., as successor in interest to Sierra Capital Realty VI d/b/a Sierra Capital Realty VI Co., as Landlord, and MODERN WHOLESALE DRUG MIDWEST, INC. d/b/a Rugby Laboratories, as Tenant, is hereby amended as follows:

Whereas Landlord and Tenant have previously entered into a Lease drafted January 4, 1984, as amended May 11, 1989 ("hereafter called the "Lease") covering 81,225 square feet of space in the building commonly known as 3400 W. Lake in Glenview, Illinois, and

Whereas, Landlord and Tenant hereby desire to amend that lease agreement as follows:

     35. The lease term in Paragraph 1. shall terminate on June 30, 1999.

     36. Effective July 1, 1994, the following shall be amended:

     A.  The rental in Paragraphs 2.A and 27 shall be:
              July 1, 1994 through June 30, 1997 - $36,216.31 per month
              July 1, 1997 through June 30, 1999 - $37,998.77 per month

     B. The real estate taxes in Paragraph 4.A. shall be $83,613.50.

     C. The numerator in Paragraph 23.J. shall be amended to 97,225 and the proportionate share percent shall be 80.20%.

3. Landlord shall provide Tenant with a rent credit of (7/l/94 - 10/2/94) One Hundred Eleven Thousand Nine Hundred Twenty-Two and 98/100 Dollars ($111,922.98). This credit shall be applied by Tenant to the cost of remodeling their office area. Tenant shall utilize a contractor reasonably approved by Landlord and shall also submit final alteration plans to Landlord for reasonable approval prior to commencement of construction.

4. Landlord shall be amended to Meridian Point Realty Trust VI Co., a Missouri corporation d/b/a: Meridian Pointy Realty VI Co.

5.   HAZARDOUS SUBSTANCES
     --------------------

          (a) Tenant shall not use, store, dispose, handle, transport, release, discharge or generate any Hazardous Substances (as defined in subparagraph
   (f) below), in, on, to, under, from or about the Premises or Building without Landlord's prior written consent, which consent may be granted on conditions or withheld in Landlord's sole and absolute discretion. Tenant warrants and agrees that if Landlord grants its consent to Tenant's use, storage, disposal, handling, release, discharge, generation or transport shall be conducted in strict accordance with all Environmental Laws (as defined in subparagraph (f) below). Any consent or approval by Landlord of Tenant's use, storage, disposal, transport, handling, discharge, release or generation of Hazardous Substances shall not constitute an assumption of risk respecting the same nor a warranty or certification by Landlord that Tenant's proposed use, storage, disposal, handling, release, discharge, generation or transport of any such Hazardous Substances is safe or reasonable or in compliance with Environmental Laws. Tenant shall maintain current all permits required for its operations, including, without limitation, those for the use, storage, handling, transport, discharge, release, generation and/or disposal of Hazardous Substances.

          (b) Release or discharge of Hazardous Substances into the soil or into ground water shall constitute a material default under this Lease. Tenant acknowledges that a Tenant of nonresidential property who knows or has reason to know that a material amount of a hazardous substance has been released on or beneath its premises is to promptly notify the Landlord. Failure to provide such notice to Landlord shall constitute a material default under this Lease. In the event of such default, Landlord shall have the right to (i) terminate this Lease and collect damages, inclusive of the cost of cleanup of any Hazardous Substances released into the soil or groundwater; or (ii) require the cleanup of contamination while still enforcing the remaining terms of this Lease.

          (c) Tenant expressly agrees that Landlord shall have the right to enter the Premises to inspect the Premises and/or perform an environmental investigation and assessment of the Premises (the "Environmental Assessment") upon reasonable notice to Tenant (not less than 72 hours), and that this right of entry shall include the right to test for soil and groundwater contamination. If Landlord so reasonably requires, Tenant shall comply, at its sole cost and expense, with all recommendations contained in any Environmental Assessment, including, without limitation, any recommendation with respect to the precautions that should be taken with respect to activities on the Premises or Building or any recommendations for additional testing and studies to detect the presence of Hazardous Substances.

          (d) Tenant shall indemnify, defend, (by counsel reasonably acceptable to Landlord), protect and hold Landlord, and each of Landlord's officers, directors, shareholders, employees, agents, attorneys, successors and assigns, free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including, without limitation, attorney's fees and costs and court costs) or death of or injury to any person or damage to any property whatsoever, arising from or caused in whole or in part, directly or indirectly, by Tenant's use, storage, handling, transportation, disposal, release, threatened release, discharge or generation of Hazardous Substances to, in, on, under, about or from the Premises or Building or Tenant's failure to comply with any Environmental Law. For purposes of the indemnity provisions hereof any acts or omissions of Tenant, or by employees, agents, assignees, contractors or subcontractors of Tenant or others acting for or on behalf of Tenant (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Tenant. This indemnification shall include without limitation (a) personal injury claims, (b) the payment of liens,
     (c) diminution in the value of the Premises or Building or the property on which they are located, (d) damages for the loss or restriction on use of the Premises or Building, (e) sums paid in settlement of claims, (f) reasonable attorneys' fees and costs, consulting fees and costs and expert fees and costs, (g) the cost of any investigation of site conditions, and
     (h) the cost of any repair, clean-up health or other Environmental Assessments, remedial, closure, removal, or restoration work, decontamination or detoxification if required by any governmental or quasi-governmental agency or body having jurisdiction or deemed necessary in Landlord's reasonable judgment. The indemnification contained herein shall survive the expiration of earlier termination of this Lease. This indemnification is intended to constitute an indemnity agreement within the meaning of Section 9607 (e) (1) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 USC 9607 (e) (1).

          (e) Upon expiration or earlier termination of this Lease, Tenant shall remove from the Premises any trade fixtures, furnishings and/or equipment, including those associated with the use, storage, handling, transport, discharge, release, generation or disposal of Hazardous Substances and perform any closure work, investigation and environmental remedial work required by any Environmental Laws or by any other applicable laws, ordinances, regulations, or permits by any governmental authority having jurisdiction. Removal and disposal of any and all such equipment or fixtures shall be performed in strict accordance with all Environmental Laws and all other applicable laws, regulations and government orders.

          (f) As used in this Lease, the term "Hazardous Substances" shall mean hazardous wastes, hazardous chemicals, flammable or explosive materials, radioactive materials, toxic materials or related materials (whether potentially injurious to persons or property and whether potentially injurious by themselves or in combination with other materials), including, but not limited to, any waste, chemical, substance or material now or hereafter determined by any federal, state or local governmental agency of authority having jurisdiction to be hazardous to human health or the environment or that is or becomes regulated by such agency or authority (including, but not limited to, those materials listed in the United States Department of Transportation Hazardous Materials Table [49 CFR 172.101] as amended from time to time), that were released to the environment, including, without limitation, the soil, groundwater and/or air, at the Premises or Building. As used in this Lease, the term "Environmental Laws" shall mean any and all present and future federal, state and local laws (whether under common law, statute, rule, regulation or otherwise), requirements under permits issued with respect thereto, and other requirements of governmental authorities relating to the environment or to any Hazardous Substance (including, without limitation, to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. 9601, et seq.) as heretofore or hereafter amended
                                  ------
     from time to time.

          (g) Tenant shall immediately advise Landlord in writing of, and provide Landlord with a copy of: (i) any notices of violation or potential or alleged violation of any Environmental Law that are received by Tenant from any governmental agency; (ii) any and all inquiry, investigation, enforcement, clean-up, removal or other governmental or regulatory actions instituted or threatened relating to Tenant or the Premises or Building; and (iii) all claims made or threatened by any third-party against Tenant or the Premises or Building relating to any Hazardous Substances.

          (h) With reference to Paragraph 11 of this Lease, if the proposed assignee's or subtenant's activities in, on, or about the Premises or Building involve the use, handling, storage, transport, discharge, release, generation or disposal of any Hazardous Substances other than those used by Tenant or in quantities and processes different from Tenant's uses permitted hereunder, it shall be reasonable for Landlord to withhold its consent to such assignment or sublease in light of the risk of contamination posed by such activities unless Tenant established beyond a reasonable doubt that such assignee's or subtenant's activities pose no greater risk of contamination to the Premises and Building than Tenant's permitted activities and use of the Premises and Building in view of the
     (a) quantities, toxicity and other properties of the Hazardous Substances to be used by such assignee or subtenant, (b) the precautions against a release of Hazardous Substances such assignee or subtenant agrees to implement, (c) such assignee's or subtenant's financial condition as it relates to its ability to pay for the cost to clean up a major release of Hazardous Substances, and (d) such assignee's or subtenant's policy and historical record respecting its willingness to respond to and clean up a release of Hazardous Substances.

6.   Paragraphs 27., 31., and 32. are deleted.

7. Landlord at its sole cost and expense shall provide the following improvements to the new space as shown on Exhibit "B":

     a.  Demolish the existing office area

     b.  Cap existing plumbing within the space

     c.  Obtain necessary permits for completing the work

     d.  Demolish the wall block that divides the space in half

     e. Provide two 12'x 14' knock-out openings in the wall between existing facility and additional storage facility

     f. Demolish the electrical conduit and switches in the new warehouse and connect the warehouse lighting to Rugby Laboratories' power panel

     g. Clean and re-seal the warehouse floor in the new area with two coats of polyurethane floor sealant or equivalent floor sealant

8.   Exhibit "B" is attached hereto and made a part hereof.

9. Provided this Lease is in full force and effect and the Tenant shall not be in default hereunder, Tenant may renew and extend this Lease for three (3) years from the fifth (5th) anniversary of the commencement date of the original term of this Lease Amendment, by notice in writing delivered to Landlord not less than one hundred eighty (180) days prior to the expiration date of the then current term of this Lease. All of the covenants, conditions and provisions of this Lease shall thereupon be applicable during each such additional three (3) year term, except that the amount of the monthly rental to be paid by Tenant to Landlord shall be adjusted by multiplying the monthly rental during the Lease Amendment term by the Consumer Price Index--United States, All Items for all Urban Consumers, published by the Bureau of Labor Statistics of the Department of Labor, for the month of April 1999 (third month prior to the last month of the then current term), and dividing the product by such Consumer Price Index for the month of April 1994 (third month prior to commencement of Lease Amendment term), adjusted, however, to reflect any change in the base year of such Index which may have been made by said Bureau of Labor Statistics between said monthly periods. For purposes of this provision, this Lease Amendment shall be deemed to commence on July 1, 1994, and the first five
(5) year term of this Lease Amendment shall terminate on June 30, 1999. In no event shall the amount of the rental during the option (renewal) term be less than during the Lease Amendment term. In no event shall this renewal be in effect if the premises are subleased or available for sublease under any of the provisions of this lease agreement.

     This renewal is personal to the Tenant named in the Lease or any Tenant's Affiliate as defined in Paragraph 11C. If Tenant subleases any portion of the property or assigns or otherwise transfers any interest under the Lease to any entity other than a Tenant Affiliate prior to the exercise of the renewal (whether with or without Landlord's consent), such renewal and any succeeding renewal shall lapse. If Tenant subleases any portion of the property or assigns or otherwise transfers any interest of Tenant under the Lease to any entity other than a Tenant Affiliate after the exercise of renewal but prior to the commencement of the respective extension (whether with or without Landlord's consent), such renewal and any succeeding renewals shall lapse and the lease term shall expire as if such renewal was not exercised.

10. Landlord hereby agrees to provide Tenant with the right to lease additional space in the building commonly known as 3450 W. Lake, Glenview, Illinois, when and if such additional space should become available during the term of this Lease. Said right to lease shall be junior to any options for extensions held by adjacent tenants, but shall be superior to any leases not in effect or proposed. In the event this right to lease is exercised by Tenant, Tenant shall have the right to lease the entire additional space consisting of 24,000 square feet, but shall specifically not have the right to lease only part of said additional space under the provisions of this paragraph.

     In the event Tenant desires to exercise the right to lease said additional space, Tenant shall so notify Landlord in writing not less than two hundred seventy (270) days prior to the availability of such additional space, and shall return an executed lease containing the same terms and conditions as does this Lease for any such additional space within thirty (30) days after Landlord submits said Lease to Tenant. The rental for any such additional space shall be based on rental rates prevailing in the open market for similar properties at the time of notice by Tenant of Tenant's desire to exercise the right granted under this paragraph.

     Landlord specifically shall not be obligated to notify Tenant of the availability of said additional space unless Tenant has advised Landlord of Tenant's intention to lease said additional space as provided for hereinabove. In no event shall this right to lease additional space be in effect if the premises are subleased or available for sublease under any of the provisions of this Lease Agreement.

All the terms and provisions of the Lease not modified expressly or by necessary implication herein shall be and remain in full force and effect.

Meridian Point Realty Trust VI Co.         MODERN WHOLESALE DRUG
a Missouri Corporation                     MIDWEST, INC. d/b/a Rugby
d/b/a: Meridian Point Realty VI Co.        Laboratories
By:  Meridian Point Properties, Inc.,
     as agent

By:    /s/ Al E. Andrews                   By:    /s/ Raymond Pagels
       ---------------------------                -----------------------------
Title: AL E. ANDREWS, JR.                  Title: Senior Vice President
       ---------------------------                -----------------------------
       Senior Vice President
       Meridian Point Properties, Inc.

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                               LEGAL DESCRIPTION

That part of

PARCEL 1

A tract of land consisting of a part of each of lots 1 and 2 in the subdivision of the east half of the northwest quarter and the northeast quarter of the southwest quarter, of section 28, township 42 north, range 12 east of the third principal meridian, (except railroad); said tract of land being bounded and described as follow:

Beginning at the point of intersection of the southeasterly line of the right of way, 100 feet wide, of the Chicago & Northwestern railway, with the south line of said lot 2, (said south lot line also being the south line of the northwest quarter of said section 28), and running thence east along the south line of said lot 2, a distance of 592.85 feet; Thence north along a line which is parallel with the east line of said lot 1, a distance of 269.49 feet; Thence northeastwardly along the arc of a circle, convex to the northwest and having a radius of 169.40 feet, a distance of 103.70 feet to a point which is 300 feet, measured perpendicularly, southeasterly from said southeasterly line of the right of way of the Chicago and Northwestern railway; Thence northeastwardly along a line which is 300 feet, measured perpendicularly, southeasterly from and parallel with said southeasterly right of way line, a distance of 448.47 feet; Thence northwesterly along a line perpendicular to said parallel line said distance of 300 feet to its intersection with said southeasterly right of way line, and Thence southwestwardly along said southeasterly right of way line, a distance of 1106.43 feet to the point of beginning, all in Cook County, Illinois, and as outlined in red on Exhibit "B".

Containing 337,299 square feet of land, more or less.

                                              EXHIBIT "A"

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